                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002

I. RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                                 527,181.80
     Available Funds:
        Contract Payments due and received in this period                                                             7,046,786.92
        Contract Payments due in prior period(s) and received in this period                                            598,815.10
        Contract Payments received in this period for next period                                                       305,361.78
        Sales, Use and Property Tax, Maintenance, Late Charges                                                          205,557.35
        Prepayment Amounts related to early termination in this period                                                5,506,368.33
        Servicer Advance                                                                                                771,993.63
        Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
        Transfer from Reserve Account                                                                                     8,766.64
        Interest earned on Collection Account                                                                            15,287.04
        Interest earned on Affiliated Account                                                                               411.52
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                           0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
          contract < Predecessor contract)                                                                                    0.00
        Amounts paid under insurance policies                                                                                 0.00
        Any other amounts                                                                                                     0.00

                                                                                                                    --------------
     Total Available Funds                                                                                           14,986,530.11
     Less: Amounts to be Retained in Collection Account                                                                 767,378.67
                                                                                                                    --------------
     AMOUNT TO BE DISTRIBUTED                                                                                        14,219,151.44
                                                                                                                    ==============


     DISTRIBUTION OF FUNDS:
        1. To Trustee -  Fees                                                                                                 0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                   598,815.10
        3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

               a) Class A1 Principal and Interest                                                                             0.00
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                 9,536,905.72
               a) Class A3 Principal (distributed after A2 Note matures) and Interest                                   357,765.00
               a) Class A4 Principal (distributed after A3 Note matures) and Interest                                   517,178.81
               b) Class B Principal and Interest                                                                        178,140.28
               c) Class C Principal and Interest                                                                        358,527.69
               d) Class D Principal and Interest                                                                        240,756.71
               e) Class E Principal and Interest                                                                        320,531.27

        4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                            0.00
        5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                         1,357,117.26
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                          323,173.45
               c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                 8,766.64
        6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   221,255.91
        7. To Servicer, Servicing Fee and other Servicing Compensations                                                 200,217.60
                                                                                                                    --------------
     TOTAL FUNDS DISTRIBUTED                                                                                         14,219,151.44
                                                                                                                    ==============

                                                                                                                    --------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
       (if any)}                                                                                                        767,378.67
                                                                                                                    ==============

II.RESERVE ACCOUNT

Beginning Balance                                                                                                   $ 6,443,748.69
      - Add Investment Earnings                                                                                           8,766.64
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
      - Less Distribution to Certificate Account                                                                          8,766.64
                                                                                                                    --------------
End of period balance                                                                                               $ 6,443,748.69
                                                                                                                    ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                           $ 6,443,748.69
                                                                                                                    ==============

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                                                     223,162,812.01
                   Pool B                                                                      58,745,601.62
                                                                                             ---------------
                                                                                                                     281,908,413.63
Class A Overdue Interest, if any                                                                        0.00
Class A Monthly Interest - Pool A                                                                 737,659.28
Class A Monthly Interest - Pool B                                                                 194,182.17

Class A Overdue Principal, if any                                                                       0.00
Class A Monthly Principal - Pool A                                                              8,456,687.07
Class A Monthly Principal - Pool B                                                              1,023,321.01
                                                                                             ---------------
                                                                                                                       9,480,008.08
Ending Principal Balance of the Class A Notes
                   Pool A                                                                     214,706,124.94
                   Pool B                                                                      57,722,280.61
                                                                                             ---------------
                                                                                                                     --------------
                                                                                                                     272,428,405.55
                                                                                                                     ==============


-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
Original Face $378,036,000      Original Face $378,036,000        Balance Factor
        $ 2.464954                     $ 25.076998                   72.064144%
-----------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                                             0.00
                   Class A2                                                                    25,372,413.63
                   Class A3                                                                   122,000,000.00
                   Class A4                                                                   134,536,000.00

                                                                                             ---------------

Class A Monthly Interest                                                                                             281,908,413.63
                   Class A1 (Actual Number Days/360)                                                    0.00
                   Class A2                                                                        56,897.64
                   Class A3                                                                       357,765.00
                   Class A4                                                                       517,178.81

                                                                                             ---------------

Class A Monthly Principal
                   Class A1                                                                             0.00
                   Class A2                                                                     9,480,008.08
                   Class A3                                                                             0.00
                   Class A4                                                                             0.00

                                                                                             ---------------
                                                                                                                       9,480,008.08
Ending Principal Balance of the Class A Notes
                   Class A1                                                                             0.00
                   Class A2                                                                    15,892,405.55
                   Class A3                                                                   122,000,000.00
                   Class A4                                                                   134,536,000.00

                                                                                             ---------------
                                                                                                                     --------------
                                                                                                                     272,428,405.55
                                                                                                                     ==============


Class A1

-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
Original Face $59,500,000       Original Face $59,500,000         Balance Factor
      $ 0.956263                      $ 159.327867                   26.709925%
-----------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                          Pool A                                                                3,801,671.02
                          Pool B                                                                1,000,755.67
                                                                                             ---------------
                                                                                                                       4,802,426.69

      Class B Overdue Interest, if any                                                                  0.00
      Class B Monthly Interest - Pool A                                                            13,175.96
      Class B Monthly Interest - Pool B                                                             3,468.45
      Class B Overdue Principal, if any                                                                 0.00
      Class B Monthly Principal - Pool A                                                          144,063.17
      Class B Monthly Principal - Pool B                                                           17,432.70
                                                                                             ---------------
                                                                                                                         161,495.87
      Ending Principal Balance of the Class B Notes
                          Pool A                                                                3,657,607.85
                          Pool B                                                                  983,322.97
                                                                                             ---------------
                                                                                                                       ------------
                                                                                                                       4,640,930.82
                                                                                                                       ============

      -----------------------------------------------------------------------------
      Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
      Original Face $6,440,000     Original Face $6,440,000       Balance Factor
               $ 2.584536                $ 25.076998                 72.064143%
      -----------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class C Notes
                          Pool A                                                                7,609,245.28
                          Pool B                                                                2,003,065.34
                                                                                             ---------------
                                                                                                                       9,612,310.62

      Class C Overdue Interest, if any                                                                  0.00
      Class C Monthly Interest - Pool A                                                            27,932.27
      Class C Monthly Interest - Pool B                                                             7,352.92
      Class C Overdue Principal, if any                                                                 0.00
      Class C Monthly Principal - Pool A                                                          288,350.04
      Class C Monthly Principal - Pool B                                                           34,892.46
                                                                                             ---------------
                                                                                                                         323,242.50
      Ending Principal Balance of the Class C Notes
                          Pool A                                                                7,320,895.24
                          Pool B                                                                1,968,172.88
                                                                                             ---------------
                                                                                                                       ------------
                                                                                                                       9,289,068.12
                                                                                                                       ============


      ----------------------------------------------------------------------------
      Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
      Original Face $12,890,000    Original Face $12,890,000     Balance Factor
            $ 2.737408                   $ 25.076998                72.064144%
      ----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                            Pool A                                                              5,070,862.46
                            Pool B                                                              1,334,858.90
                                                                                             ---------------
                                                                                                                       6,405,721.36

      Class D Overdue Interest, if any                                                                  0.00
      Class D Monthly Interest - Pool A                                                            20,063.71
      Class D Monthly Interest - Pool B                                                             5,281.59
      Class D Overdue Principal, if any                                                                 0.00
      Class D Monthly Principal - Pool A                                                          192,158.79
      Class D Monthly Principal - Pool B                                                           23,252.62
                                                                                             ---------------
                                                                                                                         215,411.41
      Ending Principal Balance of the Class D Notes
                            Pool A                                                              4,878,703.67
                            Pool B                                                              1,311,606.28
                                                                                             ---------------
                                                                                                                       ------------
                                                                                                                       6,190,309.95
                                                                                                                       ============

      ----------------------------------------------------------------------------
      Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
      Original Face $8,590,000     Original Face $8,590,000      Balance Factor
             $ 2.950559                  $ 25.076998                 72.064144%
      ----------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class E Notes
                            Pool A                                                              6,340,053.87
                            Pool B                                                              1,668,962.12
                                                                                             ---------------
                                                                                                                       8,009,015.99

      Class E Overdue Interest, if any                                                                  0.00
      Class E Monthly Interest - Pool A                                                            40,534.08
      Class E Monthly Interest - Pool B                                                            10,670.23
      Class E Overdue Principal, if any                                                                 0.00
      Class E Monthly Principal - Pool A                                                          240,254.42
      Class E Monthly Principal - Pool B                                                           29,072.54
                                                                                             ---------------
                                                                                                                         269,326.96
      Ending Principal Balance of the Class E Notes
                            Pool A                                                              6,099,799.45
                            Pool B                                                              1,639,889.58
                                                                                             ---------------
                                                                                                                       ------------
                                                                                                                       7,739,689.03
                                                                                                                       ============


      ----------------------------------------------------------------------------
      Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
      Original Face $10,740,000    Original Face $10,740,000     Balance Factor
             $ 4.767627                    $ 25.076998              72.064144%
      ----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
                           Pool A                                                             7,607,619.64
                           Pool B                                                             2,002,637.41
                                                                                             ---------------
                                                                                                                       9,610,257.05

      Residual Interest - Pool A                                                                199,368.31
      Residual Interest - Pool B                                                              1,157,748.95
      Residual Principal - Pool A                                                               288,288.44
      Residual Principal - Pool B                                                                34,885.01
                                                                                             ---------------
                                                                                                                         323,173.45
      Ending Residual Principal Balance
                           Pool A                                                             7,319,331.20
                           Pool B                                                             1,967,752.40
                                                                                             ---------------
                                                                                                                       ------------
                                                                                                                       9,287,083.60
                                                                                                                       ============


X.   PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                                  200,217.60
       - Servicer Advances reimbursement                                                                                 598,815.10
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                 221,255.91
                                                                                                                       ------------
      Total amounts due to Servicer                                                                                    1,020,288.61
                                                                                                                       ============

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 11, 2002


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                253,592,264.28

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               9,609,801.94

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
           ending of the related Collection Period                                                                   243,982,462.34
                                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                        4,589,090.74

            - Principal portion of Prepayment Amounts                                              5,020,711.20

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                       0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                0.00

                                                                                                   ------------
                                 Total Decline in Aggregate Discounted Contract Balance            9,609,801.94
                                                                                                   ============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 66,755,881.04

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               1,162,856.34

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                              --------------
           ending of the related Collection Period                                                                     65,593,024.70
                                                                                                                      ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                          700,363.67

            - Principal portion of Prepayment Amounts                                                462,492.67

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                       0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                0.00

                                                                                                   ------------
                                 Total Decline in Aggregate Discounted Contract Balance            1,162,856.34
                                                                                                   ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    309,575,487.04
                                                                                                                     ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002



XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A                                                                                                      Predecessor
                                                                           Discounted         Predecessor          Discounted
       Lease #     Lessee Name                                             Present Value      Lease #              Present Value
       ----------------------------------------------------                -------------      ------------         --------------
       3092-701    RADIOLOGY SPECIALISTS, LTD                             $ 1,285,497.56        3083-701                 $619,156.09











                                                                          --------------                           ---------------
                                                           Totals:        $ 1,285,497.56                           $    619,156.09



       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $    619,156.09
       b) ADCB OF POOL A AT CLOSING DATE                                                                           $323,844,130.83
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.19%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $        0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $        0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                           $        0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                    YES              NO  "X"
                                                    ----------       --------

       POOL B                                                                                                      Predecessor
                                                                          Discounted          Predecessor          Discounted
       Lease #     Lessee Name                                            Present Value       Lease #              Present Value
       ----------------------------------------------------               -----------------   ---------------      -------------
                   NONE









                                                                          --------------                           ---------------
                                                           Totals:        $         0.00                           $          0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $          0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                           $105,739,115.35
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL
          UNLESS RATING AGENCY APPROVES)                                                                                     0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS
       DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
       TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $        0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $        0.00
c)  If (a) > (b), amount to be deposited in Collection Account                                $        0.00
per Contribution & Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                    YES              NO     X
                                                    ----------       --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                    Predecessor
                                                                           Discounted         Predecessor          Discounted
        Lease #   Lessee Name                                              Present Value      Lease #              Present Value
        -------------------------------------------------------------      -------------      -------------       ---------------
                  NONE                                                                                            $           0.00










                                                                            -------------                         ----------------
                                                        Totals:             $        0.00                         $           0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL                                                                                0.00
        NON-PERFORMING CONTRACTS
        b) ADCB OF POOL A AT CLOSING DATE                                                                         $ 323,844,130.83
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $        0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $        0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                           $        0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                    YES              NO     X
                                                    ----------       --------


        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                              Predecessor
                                                                           Discounted         Predecessor          Discounted
        Lease #   Lessee Name                                              Present Value      Lease #              Present Value
        -------------------------------------------------------------      -------------      ------------         -------------
                  None









                                                                            -------------                         ----------------
                                                               Totals:      $        0.00                         $           0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                              $           0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                         $  105,739,115.35
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
        THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
        HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $         0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $         0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                       $         0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                    YES              NO     X
                                                    ----------       --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 11, 2002


XV. POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                           TOTAL OUTSTANDING CONTRACTS
      This Month                              6,430,800.83     This Month                        309,575,487.04
      1 Month Prior                           6,798,117.21     1 Month Prior                     320,348,145.32
      2 Months Prior                          4,175,404.11     2 Months Prior                    347,826,531.69

      Total                                  17,404,322.15     Total                             977,750,164.05

      a) 3 MONTH AVERAGE                      5,801,440.72     b) 3 MONTH AVERAGE                325,916,721.35

      c) a/b                                         1.78%


2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes                       No         X
                                                                                        ----------------          --------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                         Yes                       No         X
                                                                                        ----------------          --------------
      B. An Indenture Event of Default has occurred and is then continuing?         Yes                       No         X
                                                                                        ----------------          --------------

4.    Has a Servicer Event of Default occurred?                                     Yes                       No         X
                                                                                        ----------------          --------------


5.    Amortization Event Check

      A. Is 1c  > 8% ?                                                              Yes                       No         X
                                                                                        ----------------          --------------
      B. Bankruptcy, insolvency, reorganization; default/violation of
         any covenant or obligation not remedied within 90 days?                    Yes                       No         X
                                                                                        ----------------         --------------
      C. As of any Determination date, the sum of all defaulted
         contracts since the Closing date exceeds 6% of the ADCB on
         the Closing Date?                                                          Yes                       No         X
                                                                                        ----------------          --------------




6.    Aggregate Discounted Contract Balance at Closing Date                     Balance $ 429,583,246.18
                                                                                        ----------------


DELINQUENT LEASE SUMMARY

           Days Past Due               Current Pool Balance                       # Leases
           -------------               --------------------                       --------
                 31 - 60                      10,994,585.94                             38
                 61 - 90                       3,440,469.99                             21
                91 - 180                       6,430,800.83                             23


Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization